_____________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 19, 2005


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                      000-19341             73-1373454
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under
     the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
 _____________________________________________________________________________

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition.

     On July 19, 2005, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the three and six months ended June 30, 2005 ("Press Release"). The full text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference. On July 19, 2005, in connection with issuance of the Press Release, BOK Financial released financial information related to the three and six months ended June 30, 2005 ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

  99(a) Text of Press Release, dated July 19, 2005, titled "BOK Financial Income Up 11% in Second Quarter -- Annualized Loan Growth Jumps to 21%, First Cash Dividend Paid"

  99(b)  Financial Information for the Three and Six Months Ended June 30, 2005



                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BOK FINANCIAL CORPORATION

                                       By:  /s/  Steven E. Nell
                                            ________________________________
                                            Steven E. Nell
                                            Executive Vice President
                                            Chief Financial Officer
Date:  July 19, 2005